UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2017

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17870 Castleton Street, Suite 250 City of Industry, California	91748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	646-964-5788

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Marina Biotech, Inc. (the “Company”) was held on May 16, 2017. As of March 23, 2017, the record date for the Annual Meeting, 97,187,131 shares of common stock were issued and outstanding. The holders of the Company’s Series C Convertible Preferred Stock (the “Series C Stock”) and the Company’s Series D Convertible Preferred Stock (the “Series D Stock”) were entitled to vote an additional 7,550,000 shares at the Annual Meeting, on an as-converted basis, without taking into account the beneficial ownership limitations set forth in the Certificate of Designation of Rights, Preferences and Privileges of each of the Series C Stock and the Series D Stock. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. The voting results reported below are final.

PROPOSAL No. 1

The Company’s stockholders elected each of the Company’s five (5) director nominees listed below, each to serve as directors of the Company until the 2017 Annual Meeting of Stockholders, based upon the following votes:

Nominee	Votes “FOR”	Votes WITHHELD	Broker Non-Votes
Vuong Trieu, Ph.D.	69,129,418	264,390	-0-
Philippe P. Calais, Ph.D.	69,148,715	245,093	-0-
Stefan Loren, Ph.D.	69,146,431	247,377	-0-
Philip C. Ranker	69,138,722	255,086	-0-
Donald A. Williams	69,149,244	244,564	-0-

PROPOSAL No. 2

The Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split, at any time within two (2) years following the Annual Meeting, and in such ratio between a one-for-two and one-for-ten reverse stock split, to be determined by the Board of Directors, to be in the best interest of the Company, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
68,827,282	530,763	35,763	-0-

PROPOSAL No. 3

The Company’s stockholders approved an amendment to the 2014 Long Term Incentive Plan of the Company to increase the number of shares available for issuance thereunder from 5,000,000 to 10,000,000, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
68,401,393	680,761	311,654	-0-

PROPOSAL No. 4

The Company’s stockholders ratified the appointment by the Company of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
69,177,681	184,505	31,622	-0-

PROPOSAL No. 5

The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
68,915,137	354,154	124,517	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

May 19, 2017	By:	/s/ Joseph W. Ramelli
	Name:	Joseph W. Ramelli
	Title:	Chief Executive Officer